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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 24, 2008
                                                           -------------

                            CIRCUIT CITY STORES, INC.
             (Exact name of registrant as specified in its charter)

          Virginia                       1-5767                  54-0493875
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                      Identification No.)

             9950 Mayland Drive
             Richmond, Virginia                                    23233
  (Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (804) 486-4000

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02         Departure  of  Directors  or  Certain  Officers;  Election  of
                  Directors;   Appointment  of  Certain  Officers;  Compensatory
                  Arrangements of Certain Officers.

     (e) On June 24, 2008, the shareholders of Circuit City Stores, Inc. (the "Company"), upon the recommendation of the Company's Board of Directors, approved the Circuit City Stores, Inc. 2008 Annual Performance-Based Incentive Plan (the "Incentive Plan"). The purpose of the Incentive Plan is to provide an annual performance-based cash incentive for the executive officers of the Company who are in a position to contribute materially to the success of the Company and its subsidiaries. The Company makes payments under the Incentive Plan only when certain performance objectives are satisfied. As a result, the Incentive Plan is intended to provide an incentive for superior work, to motivate covered executive officers toward even higher achievement, to align their goals and interests with those of shareholders, and to enable the Company to attract and retain a highly qualified management team.

     The Compensation and Personnel Committee of the Company's Board of Directors will administer the Incentive Plan, and all executive officers of the Company are eligible to participate in the Incentive Plan. For each fiscal year, the Committee will select one or more performance criteria identified in the Incentive Plan as the performance criteria for that year. The maximum performance award payable under the Incentive Plan to an eligible employee in any year is the lesser of 200% of the employee's base salary for the year or $3 million.

     The Incentive Plan replaces the Circuit City Stores, Inc. 2003 Annual Performance-Based Bonus Plan and is intended to operate substantially in the same manner as the previous plan. The Incentive Plan will apply to each of the Company's fiscal years while it is in effect, beginning with the fiscal year ending on February 28, 2009.

     The Incentive Plan is attached as Exhibit 10.1 to this report and incorporated by reference into this Item 5.02.


Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     (a) On June 24, 2008, the Company adopted an amendment to its bylaws (the "Bylaws"). The amendment revised Section 2.2 of the Bylaws to increase the size of the Company's Board of Directors from 12 to 15 directors.

     The full text of the Bylaws, as amended to date, is attached as Exhibit 3.1 to this report.

Item 9.01         Financial Statements and Exhibits.

      (d)         Exhibits.


                  Exhibit No.          Description

                  3.1 Circuit City Stores, Inc. Bylaws, as amended June 24, 2008

                  10.1 Circuit City Stores, Inc. 2008 Annual Performance-Based Incentive Plan




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CIRCUIT CITY STORES, INC.
                                             (Registrant)



Date:  June 27, 2008                   By: /s/Reginald D. Hedgebeth
                                           ------------------------------------
                                           Reginald D. Hedgebeth
                                           Senior Vice President,
                                              General Counsel and Secretary





                                  EXHIBIT INDEX

Exhibit No.               Description

3.1                       Circuit City Stores,  Inc. Bylaws, as amended June 24,
                          2008

10.1                      Circuit    City    Stores,     Inc.     2008    Annual
                          Performance-Based Incentive Plan